                                                                   Exhibit 4.5.1

                                 (Face of Note)

                 9% [Series A] [Series B] Senior Notes due 2008

                                                              CUSIP:____________
No.___                                                              $___________


                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                                       and

                       MERISTAR HOSPITALITY FINANCE CORP.

promise to pay to ___________________________, or registered assigns, the principal sum of ________________________________ Dollars on January 15, 2008.

                 Interest Payment Dates: January 15 and July 15

                 Record Dates: January 1 and July 1

                                       Dated: __________________________________


                                       MERISTAR HOSPITALITY OPERATING
                                       PARTNERSHIP, L.P.


                                       By:  MeriStar Hospitality Corporation, as
                                                                 general partner

                                       By: _____________________________________
                                           Name:
                                           Title:


                                       MERISTAR HOSPITALITY FINANCE CORP.

                                                By: ____________________________
                                                    Name:
                                                    Title:

Trustee's Certificate of Authentication:
This is one of the [Global] Notes
referred to in the within-
mentioned Indenture:


U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By _____________________________
   Authorized Signatory

                                 (Back of Note)

                 9% [Series A] [Series B] Senior Notes due 2008

                                       of

                MeriStar Hospitality Operating Partnership, L.P.

                                       and

                       MeriStar Hospitality Finance Corp.

[IF A RESTRICTED SECURITY, INSERT: THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THE SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) under the Securities Act or any successor provisions thereunder) after THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., MERISTAR HOSPITALITY FINANCE CORP. OR ANY OF THEIR RESPECTIVE AFFILIATES WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., MERISTAR HOSPITALITY FINANCE CORP. OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR RESERVE THE RIGHT PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSES (D) OR (E) ABOVE TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION SATISFACTORY TO MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

[IF A TEMPORARY REGULATION S GLOBAL NOTE INSERT: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")) ("REGULATION S"), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE REFERRED TO HEREIN.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

[IF A GLOBAL NOTE INSERT: UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF A SUCCESSOR DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

               INTEREST. MeriStar Hospitality Partnership, L.P., a Delaware limited partnership (the "Company") and MeriStar Hospitality Finance Corp., a Delaware corporation ("MeriStar Finance," and together with the Company, the "Issuers"), promise to pay interest on the principal amount of this 9% [Series A] [Series B] Senior Note due 2008 (the "Note") at the rate and in the manner specified below.

               The Issuers shall pay interest on the principal amount of this
Note in cash at the rate per annum shown above and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreements referred to below. The Issuers shall pay interest and Liquidated Damages, if any, semi-annually on each January 15 and July 15 commencing July 15, 2001 or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

               Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Note. To the extent lawful, the Issuers shall pay interest on overdue principal and premium at the rate of 1% per annum in excess of the then applicable interest rate on this Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

               METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1 and July 1 immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest and Liquidated Damages, if any, at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal and premium, if any, and interest and Liquidated Damages, if any, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               PAYING AGENT AND REGISTRAR. Initially, U.S. Bank Trust National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. Any Issuer or any of its Subsidiaries may act in any such capacity.

               INDENTURE. The Company issued the Notes under an Indenture dated as of January 26, 2001 (the "Indenture") among the Issuers, MeriStar Hospitality Corporation, a Maryland corporation (the "Parent"), the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes.

               OPTIONAL REDEMPTION. Prior to January 15, 2004, the Issuers may redeem, on any one or more occasions, with the net cash proceeds of one or more public offerings of the common equity of the Parent (a "Public Equity Offering") (within 60 days of the consummation of any such Public Equity Offering), up to 35% of the aggregate principal amount of the Notes originally issued at a redemption price equal to 109% of the principal amount of such Notes plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date; provided, however, that at least 65% of the aggregate principal amount of Notes originally issued remains outstanding immediately after any such redemption.

               OFFERS TO PURCHASE. Subject to the Company's obligation to make an offer to purchase Notes in connection with Asset Sales and a Change of Control (as described in the Indenture), the Issuers have no mandatory redemption or sinking fund obligations with respect to the Notes. Notice of any such offer to purchase will be given as provided in the Indenture. Holders of Notes that are the subject of an offer to purchase may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and taking certain other actions, all as set forth in the Indenture.

               NOTICE OF REDEMPTION. Notice of redemption will be mailed, by first class mail, at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

               DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 of principal amount. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuers and the Registrar shall not be required to issue, exchange or register the Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.2 of the Indenture and ending at the close of business on the day of selection, or to exchange or register any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, or to exchange or register a Note between a record date and the next succeeding Interest Payment Date.

               PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

               AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of an Issuer's or the Parent's obligations to Holders of the Notes under the Indenture or any Guarantor's Obligations under its Guarantee in the case of a merger, consolidation or sale of assets involving an Issuer, the Parent or such Guarantor, as applicable, pursuant to Article 5 or
Article 10 of the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes (including providing for Guarantees of the Notes and any supplemental indenture required pursuant to
Section 4.15 of the Indenture) or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA and to release a Guarantor in accordance with the Indenture.

               DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages, if any, on the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or an Assets Sale Offer); (iii) failure by any Issuer or the Parent to comply with Section 5.1 of the Indenture or the failure by any Subsidiary Guarantor to comply with Section 10.2 of the Indenture; (iv) failure by any Issuer, the Parent, any Guarantor or any Restricted Subsidiary for 30 days in the performance of any other covenant, warranty or agreement in the Indenture or the Notes after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee from Holders of at least 25% in principal amount of the Notes of such then outstanding; (v) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of Non-Recourse Indebtedness of the Company, the Parent or any of their respective Restricted Subsidiaries with an aggregate principal amount in excess of the lesser of (A) 10% of the total assets of the Company, the Parent and their respective Restricted Subsidiaries measured as of the end of the Parent's most recent fiscal quarter for which internal financial statements are available immediately prior to the date on which such default occurred, determined on a pro forma basis and (B) $50 million, and such failure continues for a period of

10 days or more, or the acceleration of the final stated maturity of any such Non-Recourse Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 10 days of receipt by the Company, the Parent or such Restricted Subsidiary of notice of such acceleration); (vi) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness (other than Non-Recourse Indebtedness) of the Company, the Parent or any Restricted Subsidiary of the Company or the Parent and such failure continues for a period of 10 days or more, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 10 days of receipt by the Company, the Parent or such Restricted Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness, in default for failure to pay principal at final maturity or which has been accelerated, in each case with respect to which the 10-day period described above has passed, aggregates $10.0 million or more at any time; (vii) failure by the Company, the Parent or any of their respective Restricted Subsidiaries to pay final judgments rendered against them (other than judgment liens without recourse to any assets or property of the Company, the Parent or any of their respective Restricted Subsidiaries other than assets or property securing Non-Recourse Indebtedness) aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days (other than any judgments as to which a reputable insurance company has accepted full liability); (viii) except as permitted by the Indenture, any Guarantee with respect to the Notes shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or its successors or assigns), or any Person acting on behalf of such Guarantor (or its successors or assigns), shall deny or disaffirm its obligations or shall fail to comply with any obligations under its Guarantee with respect to the Notes; and (ix) certain events of bankruptcy or insolvency with respect to the Company, the Parent, any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee, by written notice to the Issuers, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Issuers and the Trustee may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, the Parent, any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any acceleration with respect to the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.

               GUARANTEES OF NOTES. Payment of principal, premium, if any, and interest and Liquidated Damages, if any, (including interest on overdue principal and overdue interest, if lawful) on the Notes are unconditionally guaranteed by the Guarantors pursuant to, and subject to the terms of, Article 10 of the Indenture.

               SECURITY. The Notes will be senior, unsecured obligations of the Issuers.

               NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder shall have any liability for any obligations of any Issuer or any Guarantor under the Notes, any Guarantee with respect to the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver and release may not be effective to waive or release liabilities under the federal securities laws.

               AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

               CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               [SERIES A NOTES] REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement (as defined in the Indenture), and subject to certain terms and conditions stated therein, the Issuers will be obligated to consummate an Exchange Offer pursuant to which the Holders of the Notes shall have the right to exchange this Note for Exchange Notes, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respect to the Note. In certain circumstances, and subject to certain terms and conditions, Holders of the Notes shall have the right to receive liquidated damages if the Issuers shall have failed to fulfill their obligations under the Registration Rights Agreement.

               The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                    MeriStar Hospitality Operating Partnership, L.P. 1010 Wisconsin Avenue, N.W.
                    Suite 650
                    Washington, D.C. 20007
                    Attention: John Emery,
                               Chief Financial Officer
                               Telecopier No.: (202) 965-4445

                                 Assignment Form
               To assign this Note, fill in the form below: (I) or
                      (we) assign and transfer this Note to

________________________________________________________________________________
               (Insert assignee's Social Security or tax I.D. No.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

                                           _____________________________________
agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date: _____________________________

                                           Your Signature:


                                           (Sign exactly as your name appears on
                                           the face of this Note)

                                           Signature Guarantee:* _______________


____________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

               [_] Section 4.10 [_] Section 4.14

               If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:______________            Your Signature:__________________________________
                                 (Sign exactly as your name appears on the Note)

                               Tax Identification No:___________________________

                               Signature Guarantee:*/___________________________


__________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                              Transfer and Exchange

               In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) January 26, 2001, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                    Check One

                                     (1)  ___  to an Issuer or a subsidiary
                                         thereof; or

___  pursuant to and in compliance with Rule 144A under the Securities Act; or

___ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

___  pursuant to an effective registration statement under the Securities Act;
or

___ pursuant to another available exemption from the registration requirements of the Securities Act.

               Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided that if box (3) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Dated: ___________  Signed:_______________________________________
                    (Sign exactly as name appears on the other side of this Security)

Signature Guarantee:________________________________________

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

               The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ___________________          Signed:_________________________
                                                     NOTICE: To be executed
                                                     by an executive officer

                   SCHEDULE OF EXCHANGES OF CERTIFICATED NOTES

               The following exchanges of a part of this Global Note for Certificated Notes have been made:

                                                                   Principal
                       Amount of              Amount of         Amount of this        Signature of
                     decrease in             increase in         Global Note          authorized
                       Principal              Principal         following such        officer of
     Date of           Amount of           Amount of this         decrease           Trustee or Note
    Exchange        this Global Note         Global Note         (or increase)         Custodian
    --------        ----------------         -----------          -----------          ---------

                                 (Face of Note)

                 9 1/8% [Series C] [Series D] Senior Notes due 2011

                                                              CUSIP:____________
No.___                                                              $___________


                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                                       and

                       MERISTAR HOSPITALITY FINANCE CORP.

promise to pay to _____________________________, or registered assigns, the principal sum of __________________________________ Dollars on January 15, 2011.

                 Interest Payment Dates: January 15 and July 15

                 Record Dates: January 1 and July 1

                                      Dated:  ________________________


                                      MERISTAR HOSPITALITY OPERATING
                                      PARTNERSHIP, L.P.


                                      By: MeriStar Hospitality Corporation, as
                                                               general partner

                                      By: ____________________________
                                          Name:
                                          Title:


                                      MERISTAR HOSPITALITY FINANCE CORP.

                                               By: ____________________________
                                                   Name:
                                                   Title:

Trustee's Certificate of Authentication:
This is one of the [Global] Notes
referred to in the within-
mentioned Indenture:

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By _____________________________
   Authorized Signatory

                                 (Back of Note)

               9 1/8% [Series C] [Series D] Senior Notes due 2011

                                       of

                MeriStar Hospitality Operating Partnership, L.P.

                                       and

                       MeriStar Hospitality Finance Corp.

[IF A RESTRICTED SECURITY, INSERT: THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THE SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISIONS THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., MERISTAR HOSPITALITY FINANCE CORP. OR ANY OF THEIR RESPECTIVE AFFILIATES WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., MERISTAR HOSPITALITY FINANCE CORP. OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR RESERVE THE RIGHT PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSES (D) OR (E) ABOVE TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION SATISFACTORY TO MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

[IF A TEMPORARY REGULATION S GLOBAL NOTE INSERT: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT")) ("REGULATION S"), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE REFERRED TO HEREIN.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL THE SECURITIES.]

[IF A GLOBAL NOTE INSERT: UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF A SUCCESSOR DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (DTC), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          (1) INTEREST. MeriStar Hospitality Partnership, L.P., a Delaware limited partnership (the "Company") and MeriStar Hospitality Finance Corp., a Delaware corporation ("MeriStar Finance," and together with the Company, the "Issuers"), promise to pay interest on the principal amount of this 9 1/8% [Series C] [Series D] Senior Note due 2011 (the "Note") at the rate and in the manner specified below.

          The Issuers shall pay interest on the principal amount of this Note in cash at the rate per annum shown above and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreements referred to below. The Issuers shall pay interest and Liquidated Damages, if any, semi-annually on each January 15 and July 15 commencing July 15, 2001 or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

          Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of this Note. To the extent lawful, the Issuers shall pay interest on overdue principal and premium at the rate of 1% per annum in excess of the then applicable interest rate on this Note; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

          METHOD OF PAYMENT. The Issuers will pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 1 and July 1 immediately preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest and Liquidated Damages, if any, at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal and premium, if any, and interest and Liquidated Damages, if any, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          PAYING AGENT AND REGISTRAR. Initially, U.S. Bank Trust National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. Any Issuer or any of its Subsidiaries may act in any such capacity.

          INDENTURE. The Company issued the Notes under an Indenture dated as of January 26, 2001 (the "Indenture") among the Issuers, MeriStar Hospitality Corporation, a Maryland corporation (the "Parent"), the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes.

          OPTIONAL REDEMPTION. Prior to January 15, 2004, the Issuers may redeem, on any one or more occasions, with the net cash proceeds of one or more public offerings of the common equity of the Parent (a "Public Equity Offering") (within 60 days of the consummation of any such Public Equity Offering), up to 35% of the aggregate principal amount of the Notes originally issued at a redemption price equal to 109 1/8% of the principal amount of such Notes plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the redemption date; provided, however, that at least 65% of the aggregate principal amount of Notes originally issued remains outstanding immediately after any such redemption.

          OFFERS TO PURCHASE. Subject to the Company's obligation to make an offer to purchase Notes in connection with Asset Sales and a Change of Control (as described in the Indenture), the Issuers have no mandatory redemption or sinking fund obligations with respect to the Notes. Notice of any such offer to purchase will be given as provided in the Indenture. Holders of Notes that are the subject of an offer to purchase may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below and taking certain other actions, all as set forth in the Indenture.

          NOTICE OF REDEMPTION. Notice of redemption will be mailed, by first class mail, at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

          DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 of principal amount. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuers and the Registrar shall not be required to issue, exchange or register the Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.2 of the Indenture and ending at the close of business on the day of selection, or to exchange or register any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, or to exchange or register a Note between a record date and the next succeeding Interest Payment Date.

          PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

          AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of an Issuer's or the Parent's obligations to Holders of the Notes under the Indenture or any Guarantor's Obligations under its Guarantee in the case of a merger, consolidation or sale of assets involving an Issuer, the Parent or such Guarantor, as applicable, pursuant to Article 5 or
Article 10 of the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes (including providing for Guarantees of the Notes and any supplemental indenture required pursuant to
Section 4.15 of the Indenture) or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA and to release a Guarantor in accordance with the Indenture.

          DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages, if any, on the Notes; (ii) default in payment when due of the principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer or an Assets Sale Offer); (iii) failure by any Issuer or the Parent to comply with Section 5.1 of the Indenture or the failure by any Subsidiary Guarantor to comply with Section 10.2 of the Indenture; (iv) failure by any Issuer, the Parent, any Guarantor or any Restricted Subsidiary for 30 days in the performance of any other covenant, warranty or agreement in the Indenture or the Notes after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee from Holders of at least 25% in principal amount of the Notes of such then outstanding; (v) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of Non-Recourse Indebtedness of the Company, the Parent or any of their respective Restricted Subsidiaries with an aggregate principal amount in excess of the lesser of (A) 10% of the total assets of the Company, the Parent and their respective Restricted Subsidiaries measured as of the end of the Parent's most recent fiscal quarter for which internal financial statements are available immediately prior to the date on which such default occurred, determined on a pro forma basis and (B) $50 million, and such failure continues for a period of

10 days or more, or the acceleration of the final stated maturity of any such Non-Recourse Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 10 days of receipt by the Company, the Parent or such Restricted Subsidiary of notice of such acceleration); (vi) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness (other than Non-Recourse Indebtedness) of the Company, the Parent or any Restricted Subsidiary of the Company or the Parent and such failure continues for a period of 10 days or more, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 10 days of receipt by the Company, the Parent or such Restricted Subsidiary of notice of any such acceleration) if the aggregate principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness, in default for failure to pay principal at final maturity or which has been accelerated, in each case with respect to which the 10-day period described above has passed, aggregates $10.0 million or more at any time; (vii) failure by the Company, the Parent or any of their respective Restricted Subsidiaries to pay final judgments rendered against them (other than judgment liens without recourse to any assets or property of the Company, the Parent or any of their respective Restricted Subsidiaries other than assets or property securing Non-Recourse Indebtedness) aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days (other than any judgments as to which a reputable insurance company has accepted full liability); (viii) except as permitted by the Indenture, any Guarantee with respect to the Notes shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor (or its successors or assigns), or any Person acting on behalf of such Guarantor (or its successors or assigns), shall deny or disaffirm its obligations or shall fail to comply with any obligations under its Guarantee with respect to the Notes; and (ix) certain events of bankruptcy or insolvency with respect to the Company, the Parent, any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee, by written notice to the Issuers, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Issuers and the Trustee may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company, the Parent, any of the Company's or the Parent's Subsidiaries that would constitute a Significant Subsidiary or any group of the Company's and/or the Parent's Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any acceleration with respect to the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.

          GUARANTEES OF NOTES. Payment of principal, premium, if any, and interest and Liquidated Damages, if any, (including interest on overdue principal and overdue interest, if lawful) on the Notes are unconditionally guaranteed by the Guarantors pursuant to, and subject to the terms of, Article 10 of the Indenture.

          SECURITY. The Notes will be senior, unsecured obligations of the Issuers.

          NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder shall have any liability for any obligations of any Issuer or any Guarantor under the Notes, any Guarantee with respect to the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver and release may not be effective to waive or release liabilities under the federal securities laws.

          AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          [SERIES C NOTES] REGISTRATION RIGHTS. Pursuant to the Registration Rights Agreement (as defined in the Indenture), and subject to certain terms and conditions stated therein, the Issuers will be obligated to consummate an Exchange Offer pursuant to which the Holders of the Notes shall have the right to exchange this Note for Exchange Notes, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respect to the Note. In certain circumstances, and subject to certain terms and conditions, Holders of the Notes shall have the right to receive liquidated damages if the Issuers shall have failed to fulfill their obligations under the Registration Rights Agreement.

          The Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                MeriStar Hospitality Operating Partnership, L.P.
                1010 Wisconsin Avenue, N.W.
                Suite 650
                Washington, D.C. 20007
                Attention: John Emery,
                           Chief Financial Officer
                           Telecopier No.: (202) 965-4445

                                 Assignment Form
               To assign this Note, fill in the form below: (I) or
                      (we) assign and transfer this Note to

________________________________________________________________________________
               (Insert assignee's Social Security or tax I.D. No.)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint


                                 _______________________________________________
agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date: ____________________

                                            Your Signature:



                                                     ___________________________
                                            (Sign exactly as your name appears
                                            on the face of this Note)

                                            Signature Guarantee:* ______________


________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          [ ] Section 4.10      [ ] Section 4.14

          If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date:___________                Your Signature:_________________________________
                                 (Sign exactly as your name appears on the Note)

                                Tax Identification No:__________________________

                                Signature Guarantee:*/__________________________


_______________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                              Transfer and Exchange

          In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) January 26, 2001, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                    Check One

                                      (1) ___  to an Issuer or a subsidiary
                                          thereof; or

___  pursuant to and in compliance with Rule 144A under the Securities Act; or

___ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

___  pursuant to an effective registration statement under the Securities Act;
or

___ pursuant to another available exemption from the registration requirements of the Securities Act.

          Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided that if box (3) or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Dated: ___________                 Signed:______________________________
                                   (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:_____________________________________

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ________________                 Signed:_________________________
                                                     NOTICE: To be executed
                                                     by an executive officer

                   SCHEDULE OF EXCHANGES OF CERTIFICATED NOTES

          The following exchanges of a part of this Global Note for Certificated Notes have been made:

                                                  Principal
                  Amount of       Amount of     Amount of this   Signature of
                decrease in      increase in      Global Note     authorized
                 Principal        Principal     following such    officer of
  Date of        Amount of      Amount of this     decrease     Trustee or Note
 Exchange    this Global Note    Global Note     (or increase)     Custodian
 --------    ----------------    -----------     -------------     ---------